PERMAL HEDGE STRATEGIES FUND I

SUPPLEMENT DATED MARCH 7, 2016

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2015, FOR INSTITUTIONAL SHARES

AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2015, FOR SERVICE SHARES

The following information supplements the Fund’s Prospectus and Statement of Additional Information:

Under the Fund’s Management Agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), LMPFA, subject to the approval of the Fund’s Board of Trustees, may delegate day-to-day management of the Fund to a subadviser. Permal Asset Management LLC (“Permal”) currently serves as subadviser for the Fund and the Master Fund. Permal is currently an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

On January 22, 2016, certain affiliates of Legg Mason entered into an agreement with Mr. Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust Capital (“EnTrust”), and entities controlled by him, to combine the businesses of The Permal Group, of which Permal is a member, and EnTrust (the “Combination”). As a result of the Combination, a new combined entity, EnTrustPermal LLC, will be formed with Legg Mason owning 65% and Mr. Hymowitz, and entities controlled by him, owning 35%. Permal will be rebranded as EnTrustPermal Management LLC (“EnTrustPermal”).

As a result of the Combination, there will be a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940, thereby triggering the automatic assignment provision in the subadvisory agreement (the “Current Subadvisory Agreement”) with respect to the Fund between LMPFA and Permal. As a result, the Current Subadvisory Agreement will terminate as of the date of the closing of the Combination.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on March 7, 2016, in anticipation of the Combination, the Board approved a new subadvisory agreement with EnTrustPermal (the “New Subadvisory Agreement”), which is identical to the Current Subadvisory Agreement, including the compensation paid thereunder, except for the dates and the names of the parties. The Board of Trustees of the Master Fund also approved a new subadvisory agreement with EnTrustPermal (the “New Master Fund Subadvisory Agreement) with respect to the Master Fund.

A proxy statement further describing the Combination and the New Subadvisory Agreement and requesting that shareholders vote to approve the New Subadvisory Agreement will be mailed to shareholders on or about April 11, 2016. The proxy statement will also solicit instructions from shareholders with respect to how the Fund should vote its interest in the Master Fund in connection with approving the Master Fund Subadvisory Agreement. The Board has fixed the close of business of March 23, 2016 as the record date for determining shareholders entitled to notice and to vote at the Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting has been scheduled for May 20, 2016.

If the New Master Fund Subadvisory Agreement and New Subadvisory Agreement are approved and the Combination is effected, the name of the Fund will be changed to “EnTrustPermal Hedge Strategies Fund I” effective on the date of the closing of the Combination or such later date as may be determined by the Fund’s officers.

This document is not a solicitation of any proxy. Please read the proxy materials carefully when they are available because they contain important information about EnTrustPermal and the New Subadvisory Agreement.

Please retain this supplement for future reference.

PRML245765

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